Exhibit 10.12

PARENT GUARANTY

This PARENT GUARANTY (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Guaranty”), dated as of November 8, 2006, is made by HECLA HOLDINGS INC. (to be known as Hecla Mining Company), a Delaware corporation (the “Guarantor”) in favor of THE BANK OF NOVA SCOTIA (“Scotia Capital”), as administrative agent (together with its successor(s) thereto in such capacity, the “Administrative Agent”) for each of the Secured Parties (capitalized terms used herein have the meanings set forth in or incorporated by reference in Article I).

W I T N E S S E T H:

WHEREAS, pursuant to a Credit Agreement, dated as of September 12, 2005 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among Hecla Mining Company (to be known as Hecla Limited), a Delaware corporation (the “Borrower”), the Lenders, the Administrative Agent, N M Rothschild & Sons Limited (“Rothschild”), as Technical Agent, and Scotia Capital and Rothschild, as Arrangers, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

WHEREAS, pursuant to a Second Amendment to Credit Agreement, dated as of November 8, 2006 (the “Second Amendment”; the Existing Credit Agreement, as amended by the Second Amendment is hereinafter referred to as the “Credit Agreement”), among the Borrower, the Lenders and the Administrative Agent, and acknowledged and accepted by the Guarantor, the Guarantor has agreed to be bound by the terms of, the Credit Agreement and each other Loan Document to be executed by the Guarantor;

WHEREAS, as a condition precedent to the effectiveness of the Second Amendment, the Guarantor is required to execute and deliver this Guaranty; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees, for the benefit of each Secured Party, as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” is defined in the preamble.

“Borrower” is defined in the first recital.

“Credit Agreement” is defined in the first recital.

“Existing Credit Agreement” is defined in the second recital.

“Guarantor” is defined in the preamble.

“Guaranty” is defined in the preamble.

“Rothschild” is defined in the first recital.

“Scotia Capital” is defined in the first recital.

“Second Amendment” is defined in the second recital.

SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.

ARTICLE II

GUARANTY PROVISIONS

SECTION 2.1. Guaranty. The Guarantor hereby absolutely, unconditionally and irrevocably

(a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of each Obligor now or hereafter existing, whether for principal, interest (including interest accruing at the then applicable rate provided in the Credit Agreement after the occurrence of any Default set forth in Section 8.1.9 of the Credit Agreement, whether or not a claim for post-filing or post-petition interest is allowed under applicable law following the institution of a proceeding under bankruptcy, insolvency or similar laws), fees, Reimbursement Obligations or expenses (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. §362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. §502(b) and §506(b)); and

(b) indemnifies and holds harmless each Secured Party for any and all costs and expenses (including reasonable attorneys’ fees and expenses) incurred by such Secured Party in enforcing any rights under this Guaranty;

provided, however, that the Guarantor shall only be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that any Secured Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against any Obligor or any other Person before or as a condition to the obligations of the Guarantor hereunder.

SECTION 2.2. Reinstatement, etc. The Guarantor hereby agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is invalidated, declared to be fraudulent or preferential, set aside, rescinded or must otherwise be restored by any Secured Party, including upon the occurrence of any Default set forth in Section 8.1.9 of the Credit Agreement or otherwise, all as though such payment had not been made.

SECTION 2.3. Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until the Termination Date has occurred. The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of each Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

(a) any lack of validity, legality or enforceability of any Loan Document;

(b) the failure of any Secured Party

(i) to assert any claim or demand or to enforce any right or remedy against any Obligor or any other Person (including any other guarantor) under the provisions of any Loan Document or otherwise, or

(ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Obligations;

(c) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligation;

(d) any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;

(e) any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

(f) any addition, exchange or release of any collateral or of any Person that is (or will become) a guarantor of the Obligations, or any surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by any Secured Party securing any of the Obligations; or

(g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Obligor, any surety or any guarantor.

SECTION 2.4. Setoff. The Guarantor hereby irrevocably authorizes the Administrative Agent and each other Secured Party, without the requirement that any notice be given to the Guarantor (such notice being expressly waived by the Guarantor), upon the occurrence and during the continuance of any Default described in Section 8.1.9 of the Credit Agreement or, with the consent of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, to set-off and appropriate and apply to the payment of the Obligations (whether or not then due, and whether or not any Secured Party has made any demand for payment of the Obligations), any and all balances, credits, deposits, accounts or moneys of the Guarantor then or thereafter maintained with such Secured Party; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8 of the Credit Agreement. Each Secured Party agrees to notify the Guarantor and the Administrative Agent after any such setoff and application made by such Secured Party; provided further, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Secured Party may have.

SECTION 2.5. Waiver, etc. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that any Secured Party secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against any Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations, as the case may be.

SECTION 2.6. Postponement of Subrogation, etc. The Guarantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under any Loan Document to which it is a party, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from any Obligor, in respect of any payment made under any Loan Document or otherwise, until following the Termination Date. Any amount paid to the Guarantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Administrative Agent for the benefit of the Secured Parties in the exact form received by the Guarantor (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 2.7; provided, however, that if the Guarantor has made payment to the Secured Parties of all or any part of the Obligations and the Termination Date has occurred, then at the Guarantor’s request, the Administrative Agent (on behalf of the Secured Parties) will, at the expense of the Guarantor, execute and deliver to the Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, the Guarantor shall refrain from taking any action or commencing any proceeding against any Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Guaranty to any Secured Party.

SECTION 2.7. Payments; Application. The Guarantor hereby agrees with each Secured Party that

(a) all payments made by the Guarantor hereunder will be made in Dollars to the Administrative Agent, without set-off, counterclaim or other defense and in accordance with Sections 4.6 and 4.7 of the Credit Agreement, free and clear of and without deduction for any Taxes, the Guarantor hereby agreeing to comply with and be bound by the provisions of Sections 4.6 and 4.7 of the Credit Agreement in respect of all payments made by it hereunder and the provisions of which Sections are hereby incorporated into and made a part of this Guaranty by this reference as if set forth herein; provided, that references to the “Borrower” in such Sections shall be deemed to be references to the Guarantor, and references to “this Agreement” in such Sections shall be deemed to be references to this Guaranty; and

(b) all payments made hereunder shall be applied upon receipt as set forth in Section 4.7 of the Credit Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

In order to induce the Secured Parties to continue to make Credit Extensions under the Credit Agreement, the Guarantor represents and warrants to each Secured Party as set forth below.

SECTION 3.1. Credit Agreement Representations and Warranties. The representations and warranties contained in Article VI of the Credit Agreement (as of the dates required to be made under the Credit Agreement), insofar as the representations and warranties contained therein are applicable to the Guarantor and its properties, are true and correct in all material respects, each such representation and warranty set forth in such Article (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Article.

SECTION 3.2. Financial Condition, etc. The Guarantor has knowledge of each other Obligor’s financial condition and affairs and that it has adequate means to obtain from each such Obligor on an ongoing basis information relating thereto and to such Obligor’s ability to pay and perform the Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guaranty is in effect. The Guarantor acknowledges and agrees that the Secured Parties shall have no obligation to investigate the financial condition or affairs of any Obligor for the benefit of the Guarantor nor to advise the Guarantor of any fact respecting, or any change in, the financial condition or affairs of any other Obligor that might become known to any Secured Party at any time, whether or not such Secured Party knows or believes or has reason to know or believe that any such fact or change is unknown to the Guarantor, or might (or does) materially increase the risk of the Guarantor as guarantor, or might (or would) affect the willingness of the Guarantor to continue as a guarantor of the Obligations.

SECTION 3.3. Best Interests. It is in the best interests of the Guarantor to execute this Guaranty inasmuch as the Guarantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuers pursuant to the Credit Agreement, and the Guarantor agrees that the Secured Parties are relying on this representation in agreeing to make Credit Extensions to the Borrower.

ARTICLE IV

COVENANTS, ETC.

The Guarantor covenants and agrees that, at all times prior to the Termination Date, it will perform, comply with and be bound by all of the agreements, covenants and obligations contained in the Credit Agreement (including Article VII and Section 8.1.9 of the Credit Agreement) which are applicable to the Guarantor or its properties, each such agreement, covenant and obligation contained in the Credit Agreement and all other terms of the Credit Agreement to which reference is made in this Article, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Article.

ARTICLE V

MISCELLANEOUS PROVISIONS

SECTION 5.1. Loan Document. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 5.2. Binding on Successors, Transferees and Assigns; Assignment. This Guaranty shall remain in full force and effect until the Termination Date has occurred, shall be binding upon the Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and assigns; provided, however, that the Guarantor may not (unless otherwise permitted under the terms of the Credit Agreement) assign any of its obligations hereunder without the prior written consent of all Lenders.

SECTION 5.3. Amendments, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor from its obligations under this Guaranty, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be, pursuant to Section 10.1 of the Credit Agreement) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 5.4. Notices. All notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of such party specified in the Credit Agreement, or set forth on the signature pages hereto, or at such other address or facsimile number as may be designated by such party in a notice to the other party. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

SECTION 5.5. Release of Guarantor. Upon the occurrence of the Termination Date, this Guaranty and all obligations of the Guarantor hereunder shall terminate, without delivery of any instrument or performance of any act by any party.

SECTION 5.6. No Waiver; Remedies. In addition to, and not in limitation of, Sections 2.3 and 2.5, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 5.7. Section Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

SECTION 5.8. Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

SECTION 5.9. Governing Law, Entire Agreement, etc. THIS GUARANTY WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Guaranty and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

SECTION 5.10. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS, THE ISSUER OR THE GUARANTOR IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE

ADMINISTRATIVE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED FOR THE GUARANTOR ON ITS SIGNATURE PAGE HERETO. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GUARANTOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.

SECTION 5.11. Waiver of Jury Trial. THE ADMINISTRATIVE AGENT (ON BEHALF OF ITSELF AND EACH OTHER SECURED PARTY) AND THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, SUCH LENDER, THE ISSUER OR THE GUARANTOR IN CONNECTION THEREWITH. THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, EACH LENDER AND THE ISSUER ENTERING INTO THE LOAN DOCUMENTS.

SECTION 5.12. Counterparts. This Guaranty may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Guaranty by facsimile shall be effective as delivery of an original executed counterpart of this Guaranty.

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its Authorized Officer as of the date first above written.

HECLA HOLDINGS INC. (to be known as Hecla Mining Company)

By:_________________________________

Name:
Title:
Address:	6500 Mineral Drive
Suite 200
Coeur d’Alene, Idaho 83815

Facsimile No.:      (208) 292-5509

Attention:	Lewis E. Walde

ACCEPTED AND AGREED FOR ITSELF

AND ON BEHALF OF THE SECURED PARTIES:

THE BANK OF NOVA SCOTIA,

as Administrative Agent

By:_________________________________

Title: